                                                                    EXHIBIT 21.1

             SUBSIDIARIES OF AMERICAN RESIDENTIAL SERVICES, INC.
                           (as of December 1, 1997)

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                              COMPANY                                                                  STATE
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
Air Control Heating and Air Conditioning, Inc.                                                       California
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American Mechanical Services Company, LLC                                                            Delaware
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        American Mechanical Services of Arizona, Inc. (d/b/a  Arizona Air                            Arizona
                 Mechanix; PRESCO; Phoenix Refrigeration and Energy Services
                 Corp.; AMSCO)
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        American Mechanical Services of California, Inc. (d/b/a Charter                              California
                 Mechanical Systems)
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        American Mechanical Services of Colorado, Inc. (d/b/a Continental                            Colorado
                 Mechanical Systems; Trautman & Shreve Service, Inc.;
                 Colorado Chiller Maintenance, Inc.; Mile Hi Mechanical)
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        American Mechanical Services of Houston, Inc. (d/b/a  Enterprise                             Delaware
                 Commercial-Industrial Mechanical, Inc.; American Mechanical
                 Services; Commercial Control & Services)
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        American Mechanical Services of Indiana, Inc. (d/b/a  American                               Indiana
                 Mechanical Services)
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        American Mechanical Services of Texas, Inc. (d/b/a Texas Mechanical                          Delaware
                 Systems; American Mechanical Services)
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        AMS American Mechanical Services of Maryland, Inc. (d/b/a Murray                             Maryland
                 Service Company; EMD Mechanical Specialists; Quality
                 Control Service Company; H.R.E.)
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        American Mechanical Services of Sacramento, Inc. (d/b/a Engineered                           California
                 Air Systems; American Mechanical Services)
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American Residential Services of Colorado, Inc. (d/b/a Snake 'N' Rooter;                             Colorado
                 Belcon Mechanical, Inc.)
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American Residential Services of Florida, Inc. (d/b/a Florida Heating & Air                          Florida
                 Conditioning, Inc.; De Moss Air Conditioning Services,
                 Inc.; Alvarez Taylor Plumbing & Air Conditioning; Jim's Air
                 Conditioning; Busby Heating and Cooling; Climatic
                 Corporation of Vero Beach; Sasso Air Conditioning; Ted's
                 Plumbing; Bradley Air Conditioning; Bass Plumbing; Larry
                 Teague & Son's Plumbing; Sun Country Cooling)
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        Larry Teague & Sons Plumbing, Inc.                                                           Florida
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        Leon's Air Conditioning, Inc.                                                                Florida
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        Sasso Air Conditioning, Inc.                                                                 Delaware
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        Ted's Plumbing, Inc.                                                                         Florida
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American Residential Services of Georgia, Inc. (d/b/a Sundance Plumbing                              Georgia
        Corporation)
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American Residential Services of Illinois, Inc. (d/b/a Ross Heating &                                Illinois
                 Cooling Inc.; Kranz Mechanical Corporation; Kranz Heating &
                 Cooling, Inc.; Anderson Heating & Cooling Company)
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        Illinois Heating & Air Conditioning, Inc.                                                    Illinois
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American Residential Services of Indiana, Inc. (d/b/a Dial One Meridian &                            Indiana
                 Hoosier, Inc.; Barclay-Holland, Inc.)
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        Barclay-Holland, Inc.                                                                        Indiana
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        Korte Electric, Inc.                                                                         Delaware
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        USA Heating & Air Conditioning, Inc.                                                         Delaware
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

              SUBSIDIARIES OF AMERICAN RESIDENTIAL SERVICES, INC.
                            (as of December 1, 1997)



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                              COMPANY                                                                  STATE
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
American Residential Services of Maryland, Inc. (d/b/a WachtNorwood)                                 Maryland
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American Residential Services of Michigan, Inc. (d/b/a Energy Concepts,                              Michigan
                 Inc.; Andy's Statewide Heating & Cooling; Adex Heating & Cooling,
                 Inc.; Quality Air of Holland, Inc.)
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        Manne Electric Co.                                                                           Michigan
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American Residential Services of Nebraska, Inc. (d/b/a Aksarben Heating &                            Nebraska
                 Air Conditioning)
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American Residential Services of Nevada, Inc. (d/b/a Cool Valley Air; Air                            Nevada
                 West Air Conditioning-Heating; Racee Air Conditioning &
                 Heating Company; Economy Air Conditioning; Lang; Southtown)
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        Cool Valley Air, Inc.                                                                        Nevada
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        A.K. Chadwell Discount Plumbing                                                              Nevada
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American Residential Services of North Carolina, Inc. (d/b/a Metro Heating &                         North Carolina
                 Air Conditioning; Burrage Enterprises; Wood & Son Heating &
                 Air Conditioning; Moore Air Conditioning; Electro-Temp,
                 Inc.; Central Comfort, Inc.)
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American Residential Services of Pennsylvania, Inc. (d/b/a Automatic                                 Pennsylvania
                 Controls Service)
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American Residential Services of South Carolina, Inc. (d/b/a Atlas Services,                         South Carolina
                 Inc.; Dean Heating & Air Conditioning)
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        Doc Plumbing, Inc.                                                                           South Carolina
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        Kirby Heating & Air, Inc.                                                                    South Carolina
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        R. F. Masters, Inc.                                                                          South Carolina
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        Rooter Express Service, Inc                                                                  South Carolina
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American Residential Services of Virginia, Inc. (d/b/a Keenan Heating &                              Virginia
                 Cooling)
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Apple Plumbing & Heating, Inc.                                                                       Colorado
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ARS American Residential Services of Arizona, Inc. (d/b/a Russett Service                            Arizona
                 Corporation; Temp-Rite Engineering)
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ARS American Residential Services of California, Inc. (d/b/a Southcoast                              California
                 Heating and Air Conditioning, Inc.; Torrey Pines Plumbing;
                 Arrow Air Conditioning Company; Condor Service Company;
                 Anderson Air Conditioning)
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        A. K. Landan, Inc. (d/b/a Allied Plumbing-Heating-Air Conditioning)                          California
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        Coast Plumbing, Inc.                                                                         California
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        Tri-Pacific Heating, Inc.                                                                    California
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ARS American Residential Services of Oklahoma, Inc. (d/b/a Advanced AirCo &                          Oklahoma
                 Heating, Inc.)
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ARS American Residential Services of Texas, Inc. (d/b/a Crown Services;                              Delaware
                 McCannics)
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        Service Enterprise Holdings, LLC                                                             Texas
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        Adcot, Inc. (d/b/a A-ABC Appliances)                                                         Texas
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        West Houston Services, Inc.                                                                  Delaware
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ARS Energy Services Company                                                                          Delaware
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ARS Residential Holding Company                                                                      Delaware
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ARS Residential Management Company                                                                   Delaware
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Cape Fear Heating & Air Conditioning of Wilmington, Inc. (d/b/a American                             North Carolina
                 Residential Services)
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

              SUBSIDIARIES OF AMERICAN RESIDENTIAL SERVICES, INC.
                          (as of December 1, 1997)



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                              COMPANY                                                                  STATE
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
General Heating & Air Conditioning Company, Inc. (d/b/a Fireplace                                    Delaware
                 Wholesalers, Inc.)
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Godby Brothers, Inc.                                                                                 Delaware
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Hession Plumbing Company, Inc.                                                                       Indiana
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J & G Holding Corporation                                                                            Georgia
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Keenan Mechanical Services, Inc.                                                                     Virginia
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Maio Marketing, Inc.                                                                                 Delaware
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Maio Marketing Systems, Inc.                                                                         California
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Maio Plumbing, Heating & Air, Inc.                                                                   California
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Pro-Formance, Inc. (d/b/a Pro-Heating)                                                               California
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Westernair Manufacturer Service, Inc.                                                                Nevada
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